UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 5, 2007

Worldwide Biotech and Pharmaceutical Company
(Exact name of small business issuer as specified in its charter)

Delaware	01-06914	59-0950777
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Fenghui South Road, Jie Zuo Mansion, 15 th Floor, A10-11501,
Xi n, Shaanxi, P.R. China, 710075
(Address of principal executive offices)

86-29-88193339
(Registrant telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 1. Registrant Business and Operations
ITEM 4.01 Changes in Registrant’s Certifying Accountant.

(a) On January 5, 2007, the Registrant dismissed Most & Company, LLP (Most) as its independent certifying account. Most had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant as of December 31, 2005 and reviewed interim reports through the company last 10-QSB for the period ending September 30, 2006. The reports of Most on the consolidated financial statements of the Registrant for the past fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph relating to the Registrant ability to continue as a “going concern.” The decision to change accountants was approved by the Board of Directors of the Registrant on January 5, 2007.

In connection with the audits for the most recent fiscal year and in connection with Most’s review of the subsequent interim period through the date of dismissal on January 5, 2007, there have been no disagreements between the Registrant and Most on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Most, would have caused Most to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

The Registrant has made the contents of this Form 8-K filing available to Most and requested it to furnish a letter to the Securities and Exchange Commission as to whether Most agrees or disagrees with, or wish to clarify the Registrant’s expression of its views. A copy of the Most letter to the Commission is included as an exhibit to this filing.

(b) On January 5, 2007, the Company engaged Zhong Yi (Hong Kong) C.P.A. Company Limited of 9th Fl Chinachem Hollywood Centre, 1-13 Hollywood Road, Central, Hong Kong to consolidate balance sheet as of December 31, 2006 and the related consolidated statements of operations, stockholders equity, and comprehensive income and cash flows (financial statements) for said time period. They will also perform reviews for the company’s quarterly financial information for the first, second and third quarters ending September 2007. The company has not consulted with Zhong Yi regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 9.01 Financial Statements and Exhibits

(16) Letter from Most & Company LLP dated January 10, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Biotech and Pharmaceutical Company

Date: January 10, 2007	By:	/s/ Wenxia Guo

President and CEO

January 10, 2007

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioner:

We have read the statements made by Worldwide Biotech and Pharmaceutical Company which was provided to us on January 9, 2007, which we understand will be filed with the Commission pursuant to Item 4.01 of Form 8-K. We agree with the paragraphs under Item 4.01 concerning our Firm in such Form 8-K.

Very truly yours,

MOST & COMPANY, LLP

By:____________________________
MOST & COMPANY, LLP